POWER OF ATTORNEY

I, Michael L. Tipsord, am a trustee and/or an officer of State Farm Variable Product Trust, State Farm Mutual Fund Trust, and State Farm Associates’ Funds Trust (each a “Trust”). The Trusts are Delaware business trusts and registered investment companies under the Investment Company Act of 1940 (the “1940 Act”). I hereby appoint David R. Grimes and David M. Moore (each an “Attorney-in-Fact”), each located at One State Farm Plaza, Bloomington, IL 61710 and each of them, with full power of substitution as my true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments, in connection with my duties as trustee and/or officer of a Trust, which the Attorney-in-Fact may deem necessary or advisable, including:

(i)	to enable a Trust to comply with the 1940 Act and with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”), in connection with the registration statements for a Trust. Without limiting the generality of the foregoing, an Attorney-in-Fact shall have the power and authority to sign my name as trustee and/or officer of a Trust on a registration statement or on any amendment thereto of a Trust filed with the SEC and to any instrument or document filed as part of, as an exhibit to or in connection with, such registration statement or amendment; and

(ii)	to register or qualify securities issued by a Trust for sale under the securities or Blue Sky Laws of all states as may be necessary or appropriate to permit the offering and sale of those securities as contemplated by a Trust’s registration statement, including specifically, but without limiting the generality of the foregoing, the power of attorney to sign on my behalf as a trustee and/or officer of a Trust any application, statement, petition, prospectus, notice or other instrument or document, or any amendment thereto, or any exhibit filed as a part thereto or in connection therewith, which is required to be signed by me and to be filed with the public authority or authorities administering securities or Blue Sky Laws;

and I hereby ratify and confirm as my own all acts and deeds that the Attorneys-in-Fact shall perform on my behalf under this agreement.

IN WITNESS WHEREOF, the undersigned has executed this agreement as of this 20th day of December, 2002.

/s/ Michael L. Tipsord
Michael L. Tipsord

In the Presence of:

/s/ Sue Ross
Sue Sprague Ross

POWER OF ATTORNEY

I, Edward B. Rust, Jr., am a trustee and/or an officer of State Farm Variable Product Trust, State Farm Mutual Fund Trust, and State Farm Associates’ Funds Trust (each a “Trust”). The Trusts are Delaware business trusts and registered investment companies under the Investment Company Act of 1940 (the “1940 Act”). I hereby appoint David R. Grimes and David M. Moore (each an “Attorney-in-Fact”), each located at One State Farm Plaza, Bloomington, IL 61710 and each of them, with full power of substitution as my true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments, in connection with my duties as trustee and/or officer of a Trust, which the Attorney-in-Fact may deem necessary or advisable, including:

(i)	to enable a Trust to comply with the 1940 Act and with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”), in connection with the registration statements for a Trust. Without limiting the generality of the foregoing, an Attorney-in-Fact shall have the power and authority to sign my name as trustee and/or officer of a Trust on a registration statement or on any amendment thereto of a Trust filed with the SEC and to any instrument or document filed as part of, as an exhibit to or in connection with, such registration statement or amendment; and

(ii)	to register or qualify securities issued by a Trust for sale under the securities or Blue Sky Laws of all states as may be necessary or appropriate to permit the offering and sale of those securities as contemplated by a Trust’s registration statement, including specifically, but without limiting the generality of the foregoing, the power of attorney to sign on my behalf as a trustee and/or officer of a Trust any application, statement, petition, prospectus, notice or other instrument or document, or any amendment thereto, or any exhibit filed as a part thereto or in connection therewith, which is required to be signed by me and to be filed with the public authority or authorities administering securities or Blue Sky Laws;

and I hereby ratify and confirm as my own all acts and deeds that the Attorneys-in-Fact shall perform on my behalf under this agreement.

IN WITNESS WHEREOF, the undersigned has executed this agreement as of this 16th day of March, 2001.

/s/ Edward B. Rust, Jr.
Edward B. Rust, Jr.

In the Presence of:

/s/ Stephen L. Horton

POWER OF ATTORNEY

I, Thomas M. Mengler, am a trustee and/or an officer of State Farm Variable Product Trust, State Farm Mutual Fund Trust, and State Farm Associates’ Funds Trust (each a “Trust”). The Trusts are Delaware business trusts and registered investment companies under the Investment Company Act of 1940 (the “1940 Act”). I hereby appoint David R. Grimes and David M. Moore (each an “Attorney-in-Fact”), each located at One State Farm Plaza, Bloomington, IL 61710 and each of them, with full power of substitution as my true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments, in connection with my duties as trustee and/or officer of a Trust, which the Attorney-in-Fact may deem necessary or advisable, including:

(i)	to enable a Trust to comply with the 1940 Act and with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”), in connection with the registration statements for a Trust. Without limiting the generality of the foregoing, an Attorney-in-Fact shall have the power and authority to sign my name as trustee and/or officer of a Trust on a registration statement or on any amendment thereto of a Trust filed with the SEC and to any instrument or document filed as part of, as an exhibit to or in connection with, such registration statement or amendment; and

(ii)	to register or qualify securities issued by a Trust for sale under the securities or Blue Sky Laws of all states as may be necessary or appropriate to permit the offering and sale of those securities as contemplated by a Trust’s registration statement, including specifically, but without limiting the generality of the foregoing, the power of attorney to sign on my behalf as a trustee and/or officer of a Trust any application, statement, petition, prospectus, notice or other instrument or document, or any amendment thereto, or any exhibit filed as a part thereto or in connection therewith, which is required to be signed by me and to be filed with the public authority or authorities administering securities or Blue Sky Laws;

and I hereby ratify and confirm as my own all acts and deeds that the Attorneys-in-Fact shall perform on my behalf under this agreement.

IN WITNESS WHEREOF, the undersigned has executed this agreement as of this 16th day of March, 2001.

/s/ Thomas M. Mengler
Thomas M. Mengler

In the Presence of:

/s/ Stephen L. Horton

POWER OF ATTORNEY

I, James A. Shirk, am a trustee and/or an officer of State Farm Variable Product Trust, State Farm Mutual Fund Trust, and State Farm Associates’ Funds Trust (each a “Trust”). The Trusts are Delaware business trusts and registered investment companies under the Investment Company Act of 1940 (the “1940 Act”). I hereby appoint David R. Grimes and David M. Moore (each an “Attorney-in-Fact”), each located at One State Farm Plaza, Bloomington, IL 61710 and each of them, with full power of substitution as my true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments, in connection with my duties as trustee and/or officer of a Trust, which the Attorney-in-Fact may deem necessary or advisable, including:

(i)	to enable a Trust to comply with the 1940 Act and with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”), in connection with the registration statements for a Trust. Without limiting the generality of the foregoing, an Attorney-in-Fact shall have the power and authority to sign my name as trustee and/or officer of a Trust on a registration statement or on any amendment thereto of a Trust filed with the SEC and to any instrument or document filed as part of, as an exhibit to or in connection with, such registration statement or amendment; and

(ii)	to register or qualify securities issued by a Trust for sale under the securities or Blue Sky Laws of all states as may be necessary or appropriate to permit the offering and sale of those securities as contemplated by a Trust’s registration statement, including specifically, but without limiting the generality of the foregoing, the power of attorney to sign on my behalf as a trustee and/or officer of a Trust any application, statement, petition, prospectus, notice or other instrument or document, or any amendment thereto, or any exhibit filed as a part thereto or in connection therewith, which is required to be signed by me and to be filed with the public authority or authorities administering securities or Blue Sky Laws;

and I hereby ratify and confirm as my own all acts and deeds that the Attorneys-in-Fact shall perform on my behalf under this agreement.

IN WITNESS WHEREOF, the undersigned has executed this agreement as of this 16th day of March, 2001.

/s/ James A. Shirk
James A. Shirk

In the Presence of:

/s/ Stephen L. Horton

POWER OF ATTORNEY

I, Diane Wallace, am a trustee and/or officer of State Farm Variable Product Trust, State Farm Mutual Fund Trust, and State Farm Associates’ Funds Trust (each a “Trust”). The Trusts are Delaware statutory trusts and registered investment companies under the Investment Company Act of 1940 (the “1940 Act”). I hereby appoint David Grizzle and David Moore (each an “Attorney-in-Fact”), each located at One State Farm Plaza, Bloomington, IL 61710 and each of them, with full power of substitution as my true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments, in connection with my duties as trustee and/or officer of a Trust, which the Attorney-in-Fact may deem necessary or advisable, including:

(i)	to enable a Trust to comply with the 1940 Act and with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”), in connection with the registration statements for a Trust. Without limiting the generality of the foregoing, an Attorney-in-Fact shall have the power and authority to sign my name as trustee and/or officer of a Trust on a registration statement or on any amendment thereto of a Trust filed with the SEC and to any instrument or document filed as part of, as an exhibit to or in connection with, such registration statement or amendment; and

(ii)	to register or qualify securities issued by a Trust for sale under the securities or Blue Sky Laws of all states as may be necessary or appropriate to permit the offering and sale of those securities as contemplated by a Trust’s registration statement, including specifically, but without limiting the generality of the foregoing, the power of attorney to sign on my behalf as a trustee and/or officer of a Trust any application, statement, petition, prospectus, notice or other instrument or document, or any amendment thereto, or any exhibit filed as a part thereto or in connection therewith, which is required to be signed by me and to be filed with the public authority or authorities administering securities or Blue Sky Laws;

and I hereby ratify and confirm as my own all acts and deeds that the Attorneys-in-Fact shall perform on my behalf under this agreement.

IN WITNESS WHEREOF, the undersigned has executed this agreement as of this 26th day of February 2014.

/s/ Diane Wallace

Diane Wallace

POWER OF ATTORNEY

I, Victor J. Boschini, am a trustee and/or an officer of State Farm Variable Product Trust, State Farm Mutual Fund Trust, and State Farm Associates’ Funds Trust (each a “Trust”). The Trusts are Delaware business trusts and registered investment companies under the Investment Company Act of 1940 (the “1940 Act”). I hereby appoint David R. Grimes and David M. Moore (each an “Attorney-in-Fact”), each located at One State Farm Plaza, Bloomington, IL 61710 and each of them, with full power of substitution as my true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments, in connection with my duties as trustee and/or officer of a Trust, which the Attorney-in-Fact may deem necessary or advisable, including:

(i)	to enable a Trust to comply with the 1940 Act and with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”), in connection with the registration statements for a Trust. Without limiting the generality of the foregoing, an Attorney-in-Fact shall have the power and authority to sign my name as trustee and/or officer of a Trust on a registration statement or on any amendment thereto of a Trust filed with the SEC and to any instrument or document filed as part of, as an exhibit to or in connection with, such registration statement or amendment; and

(ii)	to register or qualify securities issued by a Trust for sale under the securities or Blue Sky Laws of all states as may be necessary or appropriate to permit the offering and sale of those securities as contemplated by a Trust’s registration statement, including specifically, but without limiting the generality of the foregoing, the power of attorney to sign on my behalf as a trustee and/or officer of a Trust any application, statement, petition, prospectus, notice or other instrument or document, or any amendment thereto, or any exhibit filed as a part thereto or in connection therewith, which is required to be signed by me and to be filed with the public authority or authorities administering securities or Blue Sky Laws;

and I hereby ratify and confirm as my own all acts and deeds that the Attorneys-in-Fact shall perform on my behalf under this agreement.

IN WITNESS WHEREOF, the undersigned has executed this agreement as of this 16th day of March, 2001.

/s/ Victor J. Boschini
Victor J. Boschini

In the Presence of:

/s/ Stephen L. Horton

POWER OF ATTORNEY

I, David L. Vance, am a trustee and/or an officer of State Farm Variable Product Trust, State Farm Mutual Fund Trust, and State Farm Associates’ Funds Trust (each a “Trust”). The Trusts are Delaware business trusts and registered investment companies under the Investment Company Act of 1940 (the “1940 Act”). I hereby appoint David R. Grimes and David M. Moore (each an “Attorney-in-Fact”), each located at One State Farm Plaza, Bloomington, IL 61710 and each of them, with full power of substitution as my true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments, in connection with my duties as trustee and/or officer of a Trust, which the Attorney-in-Fact may deem necessary or advisable, including:

(i)	to enable a Trust to comply with the 1940 Act and with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”), in connection with the registration statements for a Trust. Without limiting the generality of the foregoing, an Attorney-in-Fact shall have the power and authority to sign my name as trustee and/or officer of a Trust on a registration statement or on any amendment thereto of a Trust filed with the SEC and to any instrument or document filed as part of, as an exhibit to or in connection with, such registration statement or amendment; and

(ii)	to register or qualify securities issued by a Trust for sale under the securities or Blue Sky Laws of all states as may be necessary or appropriate to permit the offering and sale of those securities as contemplated by a Trust’s registration statement, including specifically, but without limiting the generality of the foregoing, the power of attorney to sign on my behalf as a trustee and/or officer of a Trust any application, statement, petition, prospectus, notice or other instrument or document, or any amendment thereto, or any exhibit filed as a part thereto or in connection therewith, which is required to be signed by me and to be filed with the public authority or authorities administering securities or Blue Sky Laws;

and I hereby ratify and confirm as my own all acts and deeds that the Attorneys-in-Fact shall perform on my behalf under this agreement.

IN WITNESS WHEREOF, the undersigned has executed this agreement as of this 16th day of March, 2001.

/s/ David L. Vance
David L. Vance

In the Presence of:

/s/ Stephen L. Horton

POWER OF ATTORNEY

I, Alan R. Latshaw, am a trustee and/or an officer of State Farm Variable Product Trust, State Farm Mutual Fund Trust, and State Farm Associates’ Funds Trust (each a “Trust”). The Trusts are Delaware business trusts and registered investment companies under the Investment Company Act of 1940 (the “1940 Act”). I hereby appoint David R. Grimes and David M. Moore (each an “Attorney-in-Fact”), each located at One State Farm Plaza, Bloomington, IL 61710 and each of them, with full power of substitution as my true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments, in connection with my duties as trustee and/or officer of a Trust, which the Attorney-in-Fact may deem necessary or advisable, including:

(i)	to enable a Trust to comply with the 1940 Act and with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”), in connection with the registration statements for a Trust. Without limiting the generality of the foregoing, an Attorney-in-Fact shall have the power and authority to sign my name as trustee and/or officer of a Trust on a registration statement or on any amendment thereto of a Trust filed with the SEC and to any instrument or document filed as part of, as an exhibit to or in connection with, such registration statement or amendment; and

(ii)	to register or qualify securities issued by a Trust for sale under the securities or Blue Sky Laws of all states as may be necessary or appropriate to permit the offering and sale of those securities as contemplated by a Trust’s registration statement, including specifically, but without limiting the generality of the foregoing, the power of attorney to sign on my behalf as a trustee and/or officer of a Trust any application, statement, petition, prospectus, notice or other instrument or document, or any amendment thereto, or any exhibit filed as a part thereto or in connection therewith, which is required to be signed by me and to be filed with the public authority or authorities administering securities or Blue Sky Laws;

and I hereby ratify and confirm as my own all acts and deeds that the Attorneys-in-Fact shall perform on my behalf under this agreement.

IN WITNESS WHEREOF, the undersigned has executed this agreement as of this 20th day of July 2005.

/s/ Alan R. Latshaw
Alan R. Latshaw

In the Presence of:

/s/ Michael A. Bruketta

POWER OF ATTORNEY

I, Anita Nagler, am a trustee and/or officer of State Farm Variable Product Trust, State Farm Mutual Fund Trust, and State Farm Associates’ Funds Trust (each a “Trust”). The Trusts are Delaware business trusts and registered investment companies under the Investment Company Act of 1940 (the “1940 Act”). I hereby appoint David Grizzle and David Moore (each an “Attorney-in-Fact”), each located at One State Farm Plaza, Bloomington, IL 61710 and each of them, with full power of substitution as my true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments, in connection with my duties as trustee and/or officer of a Trust, which the Attorney-in-Fact may deem necessary or advisable, including:

(i)	to enable a Trust to comply with the 1940 Act and with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”), in connection with the registration statements for a Trust. Without limiting the generality of the foregoing, an Attorney-in-Fact shall have the power and authority to sign my name as trustee and/or officer of a Trust on a registration statement or on any amendment thereto of a Trust filed with the SEC and to any instrument or document filed as part of, as an exhibit to or in connection with, such registration statement or amendment; and

(ii)	to register or qualify securities issued by a Trust for sale under the securities or Blue Sky Laws of all states as may be necessary or appropriate to permit the offering and sale of those securities as contemplated by a Trust’s registration statement, including specifically, but without limiting the generality of the foregoing, the power of attorney to sign on my behalf as a trustee and/or officer of a Trust any application, statement, petition, prospectus, notice or other instrument or document, or any amendment thereto, or any exhibit filed as a part thereto or in connection therewith, which is required to be signed by me and to be filed with the public authority or authorities administering securities or Blue Sky Laws;

and I hereby ratify and confirm as my own all acts and deeds that the Attorneys-in-Fact shall perform on my behalf under this agreement.

IN WITNESS WHEREOF, the undersigned has executed this agreement as of this 15th day of December 2006.

/s/ Anita Nagler
Anita Nagler

In the Presence of:

/s/ Stephen L. Horton

POWER OF ATTORNEY

The undersigned, David O. Beim, Ronald W. Forbes, Dr. Matina Horner, Rodney D. Johnson, Herbert I. London, Ian A. MacKinnon, Cynthia A. Montgomery, Joseph P. Platt, Robert C. Robb, Jr., Toby Rosenblatt, Kenneth L. Urish, Frederick W. Winter, Paul Audet and Henry Gabbay, Directors/Trustees of each of the registered investment companies listed in Appendix A hereto, (except as noted therein), hereby authorize Janey Ahn, Neal J. Andrews, Benjamin Archibald, Edward Baer, Jay Fife, Scott Hilton, Brendan Kyne, Tricia Meyer, John M. Perlowski, Howard Surloff and Aaron Wasserman, or any of them, as attorney-in-fact, to sign on his or her behalf in the capacities indicated the Registration Statement on Form N-1A, filed for such registered investment company or any amendment thereto (including any pre-effective or post-effective amendments) for or on behalf of each registered investment company listed in Appendix A or any current or future series thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

(Remainder of page intentionally left blank)

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 21st day of February, 2014.

Signature	Title	Signature	Title

/s/ David O. Beim David O. Beim	Director/Trustee	/s/ Joseph P. Platt Joseph P. Platt	Director/Trustee

/s/ Ronald W. Forbes Ronald W. Forbes	Director/Trustee	/s/ Robert C. Robb, Jr. Robert C. Robb, Jr.	Director/Trustee

/s/ Matina S. Horner Dr. Matina S. Horner	Director/Trustee	/s/ Toby Rosenblatt Toby Rosenblatt	Director/Trustee

/s/ Rodney D. Johnson Rodney D. Johnson	Director/Trustee	/s/ Kenneth L. Urish Kenneth L. Urish	Director/Trustee

/s/ Herbert I. London Herbert I. London	Director/Trustee	/s/ Frederick W. Winter Frederick W. Winter	Director/Trustee

/s/ Ian A. MacKinnon Ian A. MacKinnon	Director/Trustee	/s/ Paul Audet Paul Audet	Director/Trustee

/s/ Cynthia A. Montgomery Cynthia A. Montgomery	Director/Trustee	/s/ Henry Gabbay Henry Gabbay	Director/Trustee

Appendix A

BBIF Government Securities Fund

BBIF Money Fund

BBIF Tax-Exempt Fund

BBIF Treasury Fund

BIF Government Securities Fund

BIF Money Fund

BIF Multi-State Municipal Series Trust

BIF Tax-Exempt Fund

BIF Treasury Fund

BlackRock Emerging Markets Fund, Inc.

BlackRock Financial Institution Series Trust

BlackRock FundsSM

BlackRock Funds III

BlackRock Index Funds, Inc.

BlackRock Large Cap Series Funds, Inc.

BlackRock Latin America Fund, Inc.

BlackRock Liquidity Funds

BlackRock Master LLC+

BlackRock Pacific Fund, Inc.

BlackRock Series, Inc.

Funds For Institutions Series

Master Government Securities LLC+

Master Institutional Money Market LLC+

Master Investment Portfolio+

Master Large Cap Series LLC*+

Master Money LLC+

Master Tax-Exempt LLC+

Master Treasury LLC+

Quantitative Master Series LLC+

Ready Assets Prime Money Fund

Ready Assets U.S.A. Government Money Fund

Ready Assets U.S. Treasury Money Fund

Retirement Series Trust

BlackRock Balanced Capital Fund, Inc.
(in connection with its investment in the
Master Large Cap Core Portfolio of
Master Large Cap Series LLC)*

*	The Directors/Trustees are authorized to sign the registration statement of BlackRock Balanced Capital Fund, Inc., which acts as a feeder fund into the Master Large Cap Core Portfolio of Master Large Cap Series LLC, in their capacity as directors of the master fund.
+	When required to do so, the Directors/Trustees, in their capacities as directors of the master funds listed above, are authorized to sign the registration statements of feeder funds, whether affiliated or not, that invest in the master fund or a series of such master fund.

A-1

POWER OF ATTORNEY

The undersigned, Frank J. Fabozzi, a Director/Trustee of each of the registered investment companies listed in Appendix A hereto (except as noted therein), hereby authorizes Janey Ahn, Neal J. Andrews, Benjamin Archibald, Edward Baer, Jay Fife, Scott Hilton, Brendan Kyne, Tricia Meyer, John M. Perlowski, Howard Surloff and Aaron Wasserman, or any of them, as attorney-in-fact, to sign on his behalf in the capacity indicated on the Registration Statement on Form N-1A, filed for such registered investment company or any amendment thereto (including any pre-effective or post-effective amendments) for or on behalf of each registered investment company listed in Appendix A or any current or future series thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 1st day of April     , 2014.

Signature	Title

/s/ Frank J. Fabozzi Frank J. Fabozzi	Director/Trustee

Appendix A

BBIF Government Securities Fund

BBIF Money Fund

BBIF Tax-Exempt Fund

BBIF Treasury Fund

BIF Government Securities Fund

BIF Money Fund

BIF Multi-State Municipal Series Trust

BIF Tax-Exempt Fund

BIF Treasury Fund

BlackRock Emerging Markets Fund, Inc.

BlackRock Financial Institution Series Trust

BlackRock FundsSM

BlackRock Funds III

BlackRock Index Funds, Inc.

BlackRock Large Cap Series Funds, Inc.

BlackRock Latin America Fund, Inc.

BlackRock Liquidity Funds

BlackRock Master LLC+

BlackRock Pacific Fund, Inc.

BlackRock Series, Inc.

Funds For Institutions Series

Master Government Securities LLC+

Master Institutional Money Market LLC+

Master Investment Portfolio+

Master Large Cap Series LLC*+

Master Money LLC+

Master Tax-Exempt LLC+

Master Treasury LLC+

Quantitative Master Series LLC+

Ready Assets Prime Money Fund

Ready Assets U.S.A. Government Money Fund

Ready Assets U.S. Treasury Money Fund

Retirement Series Trust

BlackRock Balanced Capital Fund, Inc.
(in connection with its investment in the
Master Large Cap Core Portfolio of
Master Large Cap Series LLC)*

*	The Director/Trustee is authorized to sign the registration statement of BlackRock Balanced Capital Fund, Inc., which acts as a feeder fund into the Master Large Cap Core Portfolio of Master Large Cap Series LLC, in his capacity as director of the master fund.
+	When required to do so, the Director/Trustee, in his capacity as a director of each master fund listed above, is authorized to sign the registration statements of feeder funds, whether affiliated or not, that invest in the master fund or a series of such master fund.

A-1